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                                                                    Exhibit 23.2

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


         We hereby consent to the use in the Prospectus constituting a part of
this Registration Statement (Form S -- 1 No. 333-          ) of our report dated
8 June 2006 related to Hay Hall Holdings Limited, which are contained in that Prospectus.


         We also consent to the reference to us under the caption "Experts" in the Prospectus.


/s/ BDO Stoy Hayward LLP

BDO Stoy Hayward LLP
Birmingham, United Kingdom
September 27, 2006